SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 12, 2006

                           NEWKIRK REALTY TRUST, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

       1-32662                                          20-3164488
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4680
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment f Principal Officers

      As contemplated by that certain Letter Agreement dated as of August 5, 2005, among Newkirk Realty Trust, Inc. (the "Company"), Vornado Realty Trust ("Vornado") and certain related and affiliated entities and others (the "Letter Agreement"), on January 12, 2006 Clifford Broser was appointed to the Board of Directors of the Company. Pursuant to the terms of the Letter Agreement, Vornado had the right to designate a member of the Company's Board of Directors at any time within six months from the consummation of the Company's initial public offering. On January 10, 2006, Vornado notified the Company that it was designating Mr. Broser for election to the Company's Board. In accordance with the terms of the Letter Agreement, the Board was increased to 11 members and Mr. Broser was elected to fill the vacancy to serve in such capacity until the next annual meeting of stockholders of the Corporation and until his successor shall be elected and qualified.

      Since the Company's inception, neither the Company nor any of its subsidiaries has entered into any transaction, or is currently party to any transaction, in which Mr. Broser derived or will derive a direct or indirect material interest.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of January, 2006.

                                              NEWKIRK REALTY TRUST, INC.


                                              By: /s/ Michael L. Ashner
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                                                  Michael L. Ashner
                                                  Chief Executive Officer